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                                                                    EXHIBIT 23.3


                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Del Webb Corporation:


We consent to the use of our report incorporated by reference in Amendment No. 2 to the Registration Statement Form S-4 of Pulte Homes, Inc. and the reference to our firm under the heading "Experts" in the Prospectus.

                                                                  /s/ KPMG LLP


Phoenix, Arizona
December 6, 2001